UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2026

EAGLE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7500 Old Georgetown Road, 15th Floor
Bethesda, Maryland 20814
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (301) 986-1800
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EGBN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 14, 2026, the Company held its Annual Meeting of Shareholders (the "Annual Meeting") for the purpose of:
1.electing eleven (11) directors to serve until the 2027 Annual Meeting of Shareholders or until their successors are duly elected and qualified;
2.ratifying the appointment of Crowe LLP as the Company's independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ending December 31, 2026; and
3.approving a non-binding, advisory resolution approving the compensation of the Company's named executive officers.
At the Annual Meeting, the Company's shareholders elected eleven individuals to the Board of Directors and approved Proposals 2, and 3.
(1)The name of each director elected at the meeting, and the votes cast for and against such persons, votes withheld and broker non-votes are set forth below:

Name	For	Withhold	Broker Non-Votes
Matthew D. Brockwell	20,309,113	415,312	3,258,360
Steven J. Freidkin	20,384,919	339,509	3,258,357
Theresa G. LaPlaca	20,075,141	649,287	3,258,357
A. Leslie Ludwig	19,543,361	1,181,067	3,258,357
Louis P. "Pete" Mathews Jr.	18,556,685	2,167,742	3,258,358
Trevor Montano	20,543,576	180,852	3,258,357
Kristen J. Pederson	20,088,299	636,130	3,258,356
Susan G. Riel	19,546,678	1,177,750	3,258,357
James A. Soltesz	19,185,391	1,539,035	3,258,359
Benjamin M. Soto	19,119,880	1,604,548	3,258,357
Theodore A. Wilm	20,209,138	515,291	3,258,356

(2)The number of votes cast for, against, withheld and broker non-votes cast on the ratification of the appointment of Crowe LLP as the Company's independent registered public accounting firm for the year ended December 31, 2026 is as set forth below:

For	Against	Abstain	Broker Non-Votes
23,880,928	78,270	23,857	—

(3)The number of votes cast for, against, withheld and broker non-votes cast on the non-binding, advisory resolution approving the compensation of the Company's named executive officers is as set forth below:

For	Against	Abstain	Broker Non-Votes
18,673,699	1,928,012	122,713	3,258,361

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.

Date: May 15, 2026	By:	/s/ Eric R. Newell
Eric R. Newell
Senior Executive Vice President, Chief Financial Officer